EXHIBIT 10.4

FORM OF RESTRICTED STOCK AGREEMENT

CEC ENTERTAINMENT, INC.

AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS
RESTRICTED STOCK PLAN

UNLESS GRANTEE REFUSES TO ACCEPT THIS RESTRICTED STOCK AGREEMENT BY RETURNING THE AGREEMENT TO THE COMPANY WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS AGREEMENT, GRANTEE IS DEEMED TO HAVE ACCEPTED THE AWARD OF RESTRICTED STOCK EVIDENCED BY THIS AGREEMENT WITHOUT REQUIRING GRANTEE’S SIGNATURE, SUBJECT TO AND OTHERWISE IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND THE TERMS AND CONDITIONS SET FORTH IN THE PLAN.

Grantee:
Address:

Number of Awarded Shares:
Grant Date:

Vesting of Awarded Shares:	Date	Aggregate Vested Shares	Vested %
			25%
			50%
			75%
Total:			100%

CEC Entertainment, Inc., a Kansas corporation (the "Company"), hereby grants to the individual whose name appears above ("Grantee"), pursuant to the provisions of the CEC Entertainment, Inc. Amended and Restated Non-Employee Directors Restricted Stock Plan, as amended from time to time in accordance with its terms (the "Plan"), for good and valuable consideration, a restricted stock award (the "Award") of shares (the "Awarded Shares") of its common stock, par value $.10 per share (the "Common Stock"), effective as of the date of grant as set forth above (the "Grant Date"), upon and subject to the terms and conditions set forth in this Restricted Stock Agreement (the “Agreement”) and in the Plan, which is incorporated herein by reference.  Unless otherwise defined in this Agreement capitalized terms used in this Agreement shall have the meanings assigned to them in the Plan.

1. Effect of the Plan.  Grantee acknowledges that the Plan and this Agreement have been made available to Grantee, and represents that he or she is familiar with the terms and provisions thereof and hereof, and hereby accepts the Awarded Shares that were granted to Grantee, subject to all of the provisions of the Plan and of this Agreement, together with all rules and determinations from time to time issued by the Committee pursuant to the Plan.  The Company, by action of the Board, hereby reserves the right to alter, amend, revise, suspend, or discontinue the Plan without the consent of Grantee, so long as such alteration, amendment, revision, suspension or discontinuance, unless otherwise required by law, shall not adversely affect the rights and benefits available to Grantee hereunder, and this Award shall be subject, without further action by the Company or Grantee, to such alteration, amendment, revision, suspension, or discontinuance unless provided otherwise therein.

2. Grant.  This Award shall evidence the grant of Awarded Shares to Grantee.  The Awarded Shares shall be subject to all of the terms and conditions set forth in this Agreement and the Plan, including the forfeiture conditions set forth in Section 4 of this Agreement, the restrictions on transfer set forth in Section 5 of this Agreement and the satisfaction of the Required Withholding as set forth in Section 8(a) of this Agreement.  At the sole discretion of the Committee, the Awarded Shares will be issued in either (i) uncertificated form, with the Awarded Shares recorded in the name of Grantee in the books and records of the Company or the Company’s transfer agent with appropriate notation regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in this Agreement, the lapsing of transfer restrictions shall be reflected in the books and records of the Company or the Company’s transfer agent, as applicable, and upon request by Grantee, the Company shall cause certificates representing the Awarded Shares to be issued to Grantee, or (ii) certificated form pursuant to the terms of Section 12.8 of the Plan.  Grantee will in no case receive a stock certificate representing the Awarded Shares unless and until the Awarded Shares vest as provided in this Agreement and all tax withholding obligations applicable to the Vested Awarded Shares (as defined below) have been satisfied.  Any stock certificates evidencing the Awarded Shares will be held in custody for Grantee by the Company until the Awarded Shares have vested in accordance with Section 3 of this Agreement.  In accordance with the terms of Section 12.8 of the Plan, if Awarded Shares are issued in certificated form, stock certificates for the Awarded Shares will be endorsed with the legends contained in such Section.  Upon vesting of the Awarded Shares, the Company shall, unless otherwise paid by Grantee as described in Section 8(a) of this Agreement, withhold that number of Vested Awarded Shares necessary to satisfy any applicable tax withholding obligation of Grantee in accordance with the provisions of Section 8(a) of this Agreement, and thereafter shall deliver to Grantee all remaining Vested Awarded Shares.

3. Vesting Schedule; Service Requirement.  Except as provided otherwise in Section 4 of this Agreement, the Awarded Shares shall vest unless Grantee's membership on the Board is terminated as a result of Grantee's (i) Removal, (ii) not being re-nominated for Board membership for the next succeeding period, (iii) being nominated for Board membership for the next succeeding period but not being reelected for Board membership for such period by the Company's stockholders, or (iv) resignation (each a "Forfeiture Event") during the period commencing with the Grant Date and ending with the applicable date that such portion of the Awarded Shares vests (each, a "Vesting

Date"). Awarded Shares that have vested pursuant to this Agreement are referred to herein as "Vested Awarded Shares" and Awarded Shares that have not yet vested pursuant to this Agreement are referred to herein as "Unvested Awarded Shares." Subject to the provisions of Section 4 of this Agreement, if the Grantee does not experience a Forfeiture Event prior to an applicable Vesting Date, the Awarded Shares will vest in accordance with the Vesting Dates set forth on the first page of this Agreement under the heading "Vesting of Awarded Shares."  If an installment of the vesting would result in a fractional Vested Awarded Share, such installment will be rounded to the next lower Awarded Share, as determined by the Company, except the final installment, which will be for the balance of the Awarded Shares.

4. Conditions of Forfeiture.

(a) Upon the occurrence of a Forfeiture Event (the "Termination Date"), all Unvested Awarded Shares as of the Termination Date shall, without further action of any kind by the Company or Grantee, be forfeited.  Unvested Awarded Shares that are forfeited shall be deemed to be immediately transferred to the Company without any payment by the Company or action by Grantee, and the Company shall have the full right to cancel any evidence of Grantee's ownership of such forfeited Unvested Awarded Shares and to take any other action necessary to demonstrate that Grantee no longer owns such forfeited Unvested Awarded Shares automatically upon such forfeiture.  Following such forfeiture, Grantee shall have no further rights with respect to such forfeited Unvested Awarded Shares.  Grantee, by his acceptance of the Award granted pursuant to this Agreement, irrevocably grants to the Company a power of attorney to transfer to the Company Unvested Awarded Shares that are forfeited and shall execute any documents requested by the Company in connection with such forfeiture and transfer.  The provisions of this Agreement regarding transfers of Unvested Awarded Shares that are forfeited shall be specifically performable by the Company in a court of equity or law.

(b) Notwithstanding anything to the contrary in this Agreement, the Unvested Awarded Shares shall become vested (i) on the death of Grantee while Grantee is still an Eligible Director, (ii) in accordance with the provisions of Article 10 of the Plan relating to a Change in Control event, or (iii) at the direction of the Board, in accordance with the provisions of Section 6.3 of the Plan.

5. Non-Transferability.  Grantee may not sell, transfer, pledge, exchange, hypothecate, or otherwise encumber or dispose of any of the Unvested Awarded Shares, or any right or interest therein, by operation of law or otherwise.  Any transfer in violation of this Section 5 shall be void and of no force or effect, and shall result in the immediate forfeiture of all Unvested Awarded Shares.  The Company shall not be required (i) to transfer on its books any Unvested Awarded Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan, or (ii) to treat as owner of such Unvested Awarded Shares, or accord the right to vote or pay or deliver dividends or other distributions to, any purchaser or other transferee to whom or to which such Unvested Awarded Shares shall have been so transferred.

6. Dividend and Voting Rights.  Subject to the restrictions contained in this Agreement, Grantee shall have the rights of a stockholder with respect to the Awarded Shares, including the right to vote all such Awarded Shares, including Unvested Awarded Shares.  In addition, Grantee shall have the right to accrue all dividends paid or delivered thereon, from and after the date hereof on the Unvested Awarded Shares, but shall not be entitled to receive any such dividends,  if paid to stockholders, until and to the extent the Unvested Awarded Shares towhich the dividends relate become vested.  Moreover, in the event of forfeiture of Unvested Awarded Shares, Grantee shall have no further rights in and shall forfeit any accrued dividends with respect to such Unvested Awarded Shares.  Notwithstanding the foregoing sentence, the forfeiture of the Unvested Awarded Shares pursuant to Section 4 hereof shall not invalidate any votes given by Grantee with respect to such Unvested Awarded Shares prior to forfeiture.

7. Capital Adjustments and Corporate Events.  If, from time to time during the term of this Agreement, there is any capital adjustment affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Unvested Shares shall be adjusted in accordance with the provisions of the Plan.  Any and all new, substituted or additional securities to which Grantee may be entitled by reason of Grantee's ownership of the Unvested Awarded Shares hereunder because of a capital adjustment shall be immediately subject to the forfeiture provisions of this Agreement and included thereafter as "Unvested Awarded Shares" for purposes of this Agreement.

8. Tax Matters.

(a) The Company's obligation to deliver Awarded Shares to Grantee upon the vesting of such shares shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements (the "Required Withholding").  If the Company has not received from Grantee payment for the full amount of the Required Withholding within five (5) business days after the Company has notified the Grantee of the amount of such Required Withholding, the Company shall withhold from the Vested Awarded Shares that otherwise would have been delivered to Grantee a number of Vested Awarded Shares of sufficient value necessary to satisfy Grantee's Required Withholding, and deliver the remaining Vested Awarded Shares to Grantee.  The amount of the Required Withholding and the number of Vested Awarded Shares to be withheld by the Company, if applicable, to satisfy Grantee's Required Withholding, as well as the amount reflected on tax reports filed by the Company, shall be based on the closing price on the New York Stock Exchange Consolidated Tape (or in the absence of reported sales on such day, the most recent previous day for which sales were reported), for the Vested Awarded Shares on the applicable Vesting Date (with the number of Vested Awarded Shares withheld to satisfy the Required Withholding limited to the number of Vested Awarded Shares based on the minimum statutory withholding rates applicable to such taxable income).  The obligations of the Company under this Award will be conditioned on such satisfaction of the Required Withholding.

(b) Grantee is urged to review with Grantee's own tax advisors the federal, state, and local tax consequences of this Award.  In accepting this Award, Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Grantee (and not the Company) shall be responsible for Grantee's own tax liability that may arise as a result of the Award.  Section 83 of the Code taxes as ordinary income the fair market value of the Awarded Shares as of the Vesting Date.  Grantee may elect to be taxed on the Grant Date rather than at the time the Awarded Shares vest by filing an election under Section 83(b) of the Code with the Internal Revenue Service and by providing a copy of the election to the Company.  Grantee further understands that an additional copy of such Section 83(b) election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Grantee further acknowledges that the foregoing is only a summary of the effect of the United States federal income taxation with respect to the Award hereunder, and does not purport to be complete.  BY ACCEPTING THIS AWARD AND THE TERMS AND CONDITIONS SET FORTH HEREIN, GRANTEE HAS BEEN INFORMED OF THE AVAILABILITY OF MAKING AN ELECTION IN ACCORDANCE WITH SECTION 83(b) OF THE CODE; THAT SUCH ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (AND A COPY OF THE ELECTION GIVEN TO THE COMPANY) WITHIN 30 DAYS OF THE GRANT OF AWARDED SHARES TO GRANTEE; THAT GRANTEE IS SOLELY RESPONSIBLE FOR MAKING SUCH ELECTION, THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING GRANTEE’S SECTION 83(b) ELECTION FORM, AND THAT THE COMPANY HAS DIRECTED GRANTEE TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR NON-U.S. JURISDICTION IN WHICH GRANTEE RESIDES OR IS OTHERWISE SUBJECT TO TAXATION.

9. Entire Agreement; Governing Law.  The Plan and this Agreement contain all of the terms and provisions regarding the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee (collectively, the “Parties”) with respect to the subject matter hereof.  If there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern.  Nothing in the Plan and this Agreement (except as expressly provided therein or herein) is intended to confer any rights or remedies on any person other than the Parties hereto.  The Plan and this Agreement are to be construed in accordance with and governed by the laws of the State of Kansas, without giving effect to any choice-of-law rule that would cause the application of the laws of any jurisdiction other than the laws of the State of Kansas to apply to the rights and duties of the Parties hereto.  Should any provision of the Plan or this Agreement relating to the Awarded Shares be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law, and the other provisions shall nevertheless remain effective and shall remain enforceable.

10. Amendment; Waiver.  Subject to the terms and conditions of the Plan, this Agreement may be amended or modified by means of a written document or documents signed by the Company.  If such amendment or modification shall adversely affect any rights of the Grantee, such amendment or modification shall not be effective unless it is signed by the Grantee or otherwise agreed to pursuant to applicable law, unless such amendment or modification is required by law.  Any provision for the benefit of the Company contained in this Agreement may only be waived in writing, either generally or in any particular instance, by the Board.  A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion.

11. Notice.  Except for any notice provided pursuant to Section 8(a) of this Agreement, any notice or other communication required or permitted hereunder shall be given in writing and shall be deemed given, effective, and received upon prepaid delivery in person or by courier or upon the earlier of delivery or the third business day after deposit in the United States mail if sent by certified mail, with postage and fees prepaid, if to the Company at its address as shown beneath its signature in this Agreement, and if to the Grantee at the address shown on the Company’s records, unless either party shall designate in writing from time to time a different address, by notice to the other party in accordance with this Section 11.

12. Conditions to Issuance of Certificates.  Any other provision in this Agreement to the contrary notwithstanding, the Company shall not be required to issue or deliver any certificate or certificates for any Awarded Shares (or remove transfer restrictions on the Awarded Shares to the extent issued in uncertificated form) prior to the fulfillment of all of the following conditions:  (A) the admission of the Awarded Shares to listing on all stock exchanges on which such Common Stock is then listed, (B) the completion of any registration or other qualification of the Awarded Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the Vesting Date as the Committee may from time to time establish for reasons of administrative convenience.

13. Not a Contract for Continued Service.  Nothing in this Agreement or in the Plan shall confer upon Grantee any right to continue to serve as a member of the board of directors (or other service provider) of the Company or any of its Subsidiaries.

14. Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in the Plan and this Agreement, this Agreement shall be binding upon Grantee and his or her heirs, executors, administrators, successors and assigns.

CEC Entertainment, Inc.

By:
Name:
Title:
Address:	4441 W. Airport Frwy
Irving, TX 75062